SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2003

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-14068	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On February 14, 2003, Memry Corporation (the “Company”) filed a quarterly report on Form 10-Q for the quarterly period ended December 31, 2002 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Chief Financial Officer of the Company accompanied that filing. Copies of each certification are furnished as Exhibits 99.1 and 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: February 14, 2003	By:	/s/ JAMES G. BINCH
James G. Binch Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002